                               ESCROW AGREEMENT


                  THIS ESCROW AGREEMENT (this "Agreement") is dated as of June 11, 2001 and is by and among General Maritime Ship Holdings Ltd., a Marshall Islands corporation to be renamed General Maritime Corporation ("Genmar"), the Recipients listed on SCHEDULE 1 hereto (the "Recipients"), the partnerships listed on SCHEDULE 2 hereto (the "Partnerships"), and Mellon Investor Services LLC as escrow agent (the "Escrow Agent"). Capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Plan of Recapitalization attached hereto as EXHIBIT A (the "Plan of Recapitalization"), which is incorporated herein and made a part hereof. Genmar, the Recipients, the Partnerships, and the Escrow Agent are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                   RECITALS

A. Pursuant to the Plan of Recapitalization, Genmar is acquiring a number of Vessels, entities or interests in entities which directly or indirectly own Vessels, and other entities and assets in exchange for Recapitalization Shares (as defined below) to be allocated to the Recipients thereof.

B. As detailed in the Plan of Recapitalization, the Recapitalization Shares are to be deposited in a number of escrow accounts to be released or reallocated among the Recipients and the Company upon the occurrence of certain conditions or events.

C. Genmar and the Recipients desire that the Escrow Agent serve as the escrow agent with respect to the Recapitalization Shares under the Plan of Recapitalization, and the Escrow Agent is willing to serve as the same, all on the terms and conditions set forth herein.

                  NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, agree as follows:

1.       ESTABLISHMENT OF ESCROW.

         (a) Genmar has delivered to the Escrow Agent and the Escrow Agent acknowledges receipt of [____________] shares of Genmar common stock, par value $.01 per share (the "Recapitalization Shares") in the form of a single stock certificate. The Recapitalization Shares shall be held in escrow in the name of the Escrow Agent or its nominee, subject to the terms and conditions set forth herein. The Recapitalization Shares and any and all shares of the common stock of Genmar or other securities declared and paid as a dividend or other distribution on or with respect to the Recapitalization Shares and any cash provided in substitution for such shares pursuant to Section 7 or 10 of the Plan of Recapitalization (together, the Recapitalization Shares and any such additional shares or cash, the "Escrow Shares") shall be and become part of the escrow deposit hereunder. Unless and until the Escrow Shares are returned to Genmar or delivered to the Recipients pursuant to the terms of this Agreement, each Recipient shall have the right to direct the Escrow Agent in writing to vote the Escrow Shares allocated to a sub-Escrow

Account (as defined below) in respect of such Recipient; PROVIDED that Genmar and not such Recipient shall have the right to vote any such Escrow Shares allocated to such sub-Escrow Account if Genmar has not yet instructed the Escrow Agreement to release some Escrow Shares allocable to such Recipient in any sub-Escrow Account pursuant to the closing of a transaction between Genmar and such Recipient as described in the Plan of Recapitalization. The Escrow Agent must vote the Escrow Shares according to the instructions of such Recipient or Genmar (as applicable) and may not vote the Escrow Shares without the instruction of such Recipient or Genmar (as applicable).

         (b) The Escrow Agent shall establish four accounts (the "Escrow Accounts") as described in the Plan of Recapitalization: the Post-Closing Vessel Account, the Purchase Price Calculation Account, the Indemnity Account, and the Collar Account. The Escrow Agent shall further establish sub-accounts in each Escrow Account (a "sub-Escrow Account") for the account of each Recipient as indicated in SCHEDULE 1. The Escrow Agent shall initially place in each sub-Escrow Account the number of Escrow Shares as are designated in SCHEDULE 3 hereto.

2.       TRANSFER AND RELEASE OF ESCROW SHARES.

         (a) Upon written direction of Genmar, the Escrow Agent shall deliver to each Recipient as promptly as practicable, and in any event within 30 days following the Recapitalization Closing Time (which date shall be set forth in such written direction), such number of Recapitalization Shares as are specified in such written direction to be delivered to such Recipient. From time to time, the Escrow Agent shall transfer Escrow Shares between Escrow Accounts (and sub-Escrow Accounts thereof) or release Escrow Shares from escrow and deliver certificates representing such Escrow Shares to designated Recipients or Genmar all as set forth in instructions signed by an officer of Genmar whose signature is set forth in SCHEDULE 4 hereto ("Release Instructions"), which Release Instructions Genmar shall send to the Escrow Agent and the Recipients affected thereby simultaneously, and which Release Instructions shall specify the precise number of Escrow Shares to be transferred to each Escrow Account or to be delivered to a Party, in accordance with the terms hereof (including the Plan of Recapitalization). The Escrow Agent shall effect the transfer or release of Escrow Shares pursuant to Release Instructions on the thirty-first day after but not including the Escrow Agent's receipt thereof; PROVIDED, if the Escrow Agent shall receive a written notification setting forth in reasonable detail the nature and basis of any disagreement with the Release Instructions and the proposed adjustment(s) (a "Recipient Notice," which shall include a Dispute Notice as defined in the Plan of Recapitalization) signed by any Recipient(s) prior to such thirty-first day (and if such Recipients are limited partners of an Exchanging Partnership and the Recipient Notice relates to a matter which is common to all partners of an Exchanging Partnership rather than to a particular partner or partners of an Exchanging Partnership and such Recipient Notice has a statement therein to such effect, the Escrow Agent shall notify Genmar and request Genmar's confirmation that such Recipient Notice is signed by limited partners who Genmar confirms to the Escrow Agent held, immediately prior to the Recapitalization (as defined in the Plan of Recapitalization) in excess of 50% of the limited partnership interests in such Exchanging Partnership and if such confirmation is not received by the Escrow Agent within 10 days of such notification and request, then Genmar will be deemed to have made such confirmation), the Escrow Agent shall retain all Escrow Shares subject to such Release Instructions and shall release or transfer them only in accordance with joint instructions executed by Genmar and the Recipient(s) issuing such Recipient Notice (with such instructions specifying the precise number of Escrow Shares to be delivered to Genmar and/or a Recipient) or a final, non-appealable judgment issued by a court of competent jurisdiction directing the disposition of such Escrow Shares (with such judgment specifying the precise number of Escrow Shares to be delivered to Genmar and/or Recipient); and PROVIDED FURTHER that, without prejudice to any other remedy the Recipients may have, no Recipient Notice shall be permitted in connection with Release Instructions to effect the closing of the Post-Closing Vessels pursuant to Section 9(E) of the Plan of Recapitalization. The Escrow Agent shall have no duty to ascertain whether any Recipient received a copy of Release Instructions or any Certificate described in the Plan of Recapitalization or to confirm or verify whether a Recipient Notice was appropriately given.

         (b) The Escrow Agent shall effect distributions of Escrow Shares as it is required to make to Recipients or their designees under this Agreement by surrendering certificates representing such Escrow Shares to Mellon Investor Services LLC, in its capacity as transfer agent of Genmar (the "Transfer Agent") with instructions to issue such Escrow Shares to the Recipients; PROVIDED that if cash provided in substitution for shares pursuant to Section 7 or 10 of the Plan of Recapitalization is to be distributed, the Escrow Agent shall cause a check for the appropriate amount to be sent to the relevant Recipient or, if so requested by such Recipient, by wire transfer to an account designated in written instructions signed by such Recipient. Any Escrow Shares to be delivered to Mr. Peter Georgiopoulos or a General Partner Owner shall be delivered instead to Genmar for cancellation, and Genmar shall issue an equal number of new shares directly to Mr. Georgiopoulos or such General Partner Owner. Any instructions, including Release Instructions, shall set forth the delivery instructions required by this paragraph.

3. AMOUNTS EARNED ON ESCROW SHARES; TAX MATTERS. All amounts earned on or in respect of the Escrow Shares (including dividends and other distributions) ("Escrow Shares Earnings") shall be distributed or retained in accordance with the distribution or retention of the Escrow Shares to which such Escrow Shares Earnings relate. The Parties acknowledge that (i) the Recipients are the owners of the Escrow Shares for Federal, state, and other tax purposes, (ii) the Escrow Share Earnings shall be includable in the taxable income of the Recipients, and (iii) the Escrow Agent does not have any interest in the Escrow Shares, but is serving only as escrow holder hereunder. Accordingly, and without limiting the foregoing, the Parties agree that: To the extent permitted by applicable law, including Section 468B(g) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), the Recipients shall be responsible for any taxes relating to the Escrow Shares and the Escrow Shares Earnings. Any disbursements of the Escrow Shares or payments from the Escrow Shares shall be subject to withholding taxes and regulations then in force under the Code. For tax purposes, the Escrow Agent shall report to the relevant taxing authorities the amount of Escrow Share Earnings allocable to a Recipient in respect of Escrow Shares that have been (a) distributed by the Escrow Agent to such Recipient pursuant to this Escrow Agreement by the end of the calendar year in which the Escrow Share Earnings are earned, (b) retained in any sub-Escrow Account of such Recipient at the end of the calendar year in which the Escrow Share Earnings are earned, or (c) retained in any sub-Escrow Account of such Recipient immediately prior to the return of such Escrow Shares to Genmar in accordance with the Plan of Recapitalization. Upon request, Genmar and the Recipients shall promptly provide the Escrow Agent with all information necessary to enable it to comply with the reporting and backup withholding requirements of the Code. The Parties shall not take any position for tax, accounting, or other purposes that is inconsistent with the treatment of the Escrow Shares and the Escrow Share Earnings as described in this Section 3.

4. TERMINATION. This Agreement shall terminate upon the distribution of all Escrow Shares in accordance with Section 2.

5.       THE ESCROW AGENT.

         (a) The Escrow Agent shall promptly distribute all or any part of the Escrow Shares in accordance with this Agreement. The Escrow Agent shall not be called upon to advise any person or entity as to any investments with respect to any security, property or funds held in escrow hereunder or the dividends, distributions, income, interest or earnings thereon. The Escrow Agent shall act hereunder as an escrow agent only and shall not be responsible or liable in any matter whatever for the sufficiency, collection, correctness, genuineness or validity of any revenues, cash, payments, securities, property, funds, investments, income, earnings or other amounts deposited with or held by it or for the identity, authority or rights of any person or entity executing and delivering or purporting to execute or deliver any thereof to the Escrow Agent.

         (b) The reasonable fees and expenses of the Escrow Agent in connection with its preparation, negotiation, amendment, modification, waiver, execution, delivery, performance and enforcement of this Agreement as set forth on SCHEDULE 5 hereto shall be borne by Genmar which amount shall be due and payable upon the signing of this Agreement and on the first day of each subsequent year during which this Agreement remains in effect. The Escrow Agent shall not be liable for any error of judgment or for any act taken or suffered or omission to act under this Agreement, including any and all claims made against the Escrow Agent as a result of its holding the Escrow Shares in its own name, except for its own gross negligence or willful misconduct, each as determined by a final non-appealable order, judgment, decree or ruling of a court of competent jurisdiction. In no event shall the Escrow Agent be liable or responsible for special, punitive, indirect, consequential or incidental loss or damages of any kind whatsoever to any person or entity (including without limitation lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage. Any liability of the Escrow Agent under this Escrow Agreement will be limited to the amounts of fees paid to the Escrow Agent. The Partnerships and Genmar, jointly and severally, agree to indemnify and hold harmless from and against any and all claims, losses, costs, liabilities, damages, penalties, settlements, actions, proceedings, suits, litigation, investigations, demands, judgments or expenses (including but not limited to reasonable attorney's fees) claimed against or incurred by the Escrow Agent arising out of or related, directly or indirectly, to this Agreement, except acts of gross negligence or willful misconduct, each as determined by a final non-appealable order, judgment, decree or ruling of a court of competent jurisdiction. The Escrow Agent shall not be obligated to expend or risk its own funds or to take any action which it believes would expose it to expense or liability or to a risk of incurring expense or liability, unless it has been furnished with assurances of repayment or indemnity reasonably satisfactory to it.

         (c) The Escrow Agent may act in reliance upon any instructions, direction, request or other communication or instrument with a signature believed by it to be genuine and may assume that any person who has been designated by Genmar or a Recipient or otherwise pursuant hereto to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof, has been duly authorized to do so. The Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions. The name and true signatures of each individual authorized to act on behalf of Genmar and each Recipient are stated in SCHEDULE 4 as to Genmar and on the signature pages hereto as to each Recipient. The Escrow Agent's duties shall be determined only with reference to those which are expressly set forth in this Agreement (and no implied duties), and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in connection with any other document or agreement. In the event the Escrow Agent determines in good faith any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Escrow Agent hereunder, Escrow Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to any Party or any other person or entity for refraining from taking such action, unless the Escrow Agent receives written instructions signed by the relevant Parties which eliminates such ambiguity or uncertainty to the satisfaction of Escrow Agent. The Escrow Agent may consult with and obtain advice from counsel (who may be counsel to a Party or an employee of the Escrow Agent) and shall be fully protected in taking, suffering or omitting to take any action in reliance on said advice. Without limiting the foregoing, the Escrow Agent shall not be subject to, nor be required to comply with, or determine if any person or entity has complied with, the Plan of Recapitalization or any other agreement between or among the Parties, even though reference thereto may be made in this Escrow Agreement, or to comply with any notice, instruction, direction, request or other communication, paper or document other than as expressly set forth in this Escrow Agreement.

         (d) The Escrow Agent shall have the right at any time to resign hereunder by giving written notice of its resignation to the Parties, at the addresses set forth herein or at such other address as the Parties shall provide, at least thirty (30) days prior to the date specified for such resignation to take effect. In such event Genmar shall appoint a successor escrow agent, which shall be a bank or trust company reasonably acceptable to OCM Principal Opportunities Fund, L.P. and Genmar Alexandra, LLC (the "Minimum Recipients"), within said thirty (30) days; if Genmar does not designate a successor escrow agent within such period, the Minimum Recipients may appoint a bank or trust company reasonably acceptable to Genmar as a successor escrow agent, provided that they did not unreasonably withhold their consent to the appointment of a successor escrow agent by Genmar pursuant to this Section 5(d). Upon the effective date of such resignation, the Escrow Shares together with all cash and other property then held by the Escrow Agent hereunder shall be delivered by it to such successor escrow agent. In the event a successor escrow agent is not appointed within said thirty (30) days, the Escrow Shares and all cash and other property held by the Escrow Agent shall be delivered to and deposited with a court of competent jurisdiction to act as successor escrow agent. Upon the delivery of the Escrow Shares pursuant to this Section 5(d) to a successor escrow agent, the Escrow Agent shall be relieved of all liability hereunder, except for any liability arising out of the Escrow Agent's gross negligence or willful misconduct, each as determined by a final non-appealable order, judgment, decree or ruling of a court of competent jurisdiction.

         (e) The Escrow Agent may engage or be interested in any financial or other transaction with any party hereto or affiliate thereof, and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such party or affiliate, as freely as if it were not the Escrow Agent hereunder. The Escrow Agent shall not incur any liability for not performing any act, duty, obligation or responsibility by reason of any occurrence beyond the control of the Escrow Agent (including without limitation any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil disorder or failure of any means of communication).

         (f) The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder, either directly or by or through its agents or attorneys. The Escrow Agent shall not be responsible for and shall not be under a duty to examine, inquire into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any amendment or supplement hereto.

         (g) The provisions of this Section 5 shall survive the termination of this Escrow Agreement and the resignation or removal of the Escrow Agent.

6.       MISCELLANEOUS.

         (a) Unless the context clearly indicates otherwise, the terms below mean the following:

                  (i) "Hereof" and "herein" refer to this Agreement.

                  (ii) "Including" means including, without limitation, whether or not so expressed.

                  (iii) References to Sections, Exhibits, and Schedules mean, respectively, Sections, Exhibits, and Schedules of this Agreement.

                  (iv) Words denoting the singular include the plural and vice versa.

                  (v) "It" or "its" or words denoting any gender include all genders.

         (b) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(b).

         (c) Each Party submits to the non-exclusive jurisdiction of the state and federal courts of the United States located in the City of New York, Borough of Manhattan with respect to any claim or cause of action arising out of this Agreement or the transactions contemplated hereby.

         (d) This Agreement may be executed in one or more counterparts, all of which documents shall be considered one and the same document. Recipients may accede to this Agreement at different times by executing a signature page hereto, at which time any such executing Recipient shall be considered a Party; provided that such accession shall not act as a waiver or satisfaction of any other condition precedent under any other agreement between Genmar and such Recipient.

         (e) Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when so delivered in person, by overnight courier, by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

                           If to Genmar:

                           General Maritime Ship Holdings Ltd.
                           35 West 56th Street
                           New York, NY 10019
                           Attn:  Mr. Peter C. Georgiopoulos
                           Telecopy: (212)  763-5602
                           Confirm:  (212) 763-5620

                           with a copy to:

                           Kramer Levin Naftalis & Frankel LLP
                           919 Third Avenue
                           New York, NY  10022
                           Attn:  Thomas E. Molner, Esq.
                           Telecopy:  (212) 715-8000
                           Confirm:  (212) 715-9100

                           if to a Recipient:

                           To such Recipient's address and such Recipient's counsel's address as set forth in SCHEDULE 1.

                           if to a Partnership:

                           c/o General Maritime Ship Holdings Ltd.
                           35 West 56th Street
                           New York, NY 10019
                           Attn:  Mr. Peter C. Georgiopoulos
                           Telecopy: (212)  763-5602
                           Confirm:  (212) 763-5620
                           with a copy to:

                           Kramer Levin Naftalis & Frankel LLP
                           919 Third Avenue
                           New York, NY  10022
                           Attn:  Thomas E. Molner, Esq.
                           Telecopy:  (212) 715-8000
                           Confirm:  (212) 715-9100

                           if to the Escrow Agent:

                           Mellon Investor Services LLC
                           120 Broadway, 13th Floor
                           New York, New York 10271
                           Attention: Relationship Manager
                           Telecopy:  (917) 320-6318

                           with a copy to:

                           Mellon Investor Services
                           85 Challenger Road
                           Ridgefield Park, New Jersey  07660
                           Attention:  General Counsel
                           Telecopy:  (201) 296-4004

Addresses may be changed by written notice given pursuant to this Section.

         (f) In any case where the date for payment of Escrow Shares or notice or any other date hereunder shall be a Saturday, Sunday or legal holiday or a day on which banking institutions in the City of New York are authorized by law to close, then the date for payment of Escrow Shares or notice or any other date may be made on the next succeeding business day.

         (g) This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by Genmar, the Escrow Agent, and Recipients to whom a majority of the Recapitalization Shares are allocated in the Escrow Accounts (provided that the effect thereof is that the consenting Recipients are not treated more favorably than all other Recipients) or, in the case of a waiver, by the Party waiving compliance. The failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver of any Party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement. No Party may assign any rights, duties or obligations hereunder unless all other Parties have given their prior written consent.

         (h) This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective heirs, personal representatives, legatees, successors and permitted assigns. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective heirs, personal representatives, legatees, successors and permitted assigns.

        [THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK.]

                  IN WITNESS WHEREOF, the Parties hereto have executed this Agreement under seal as of the date first stated above.


                                 GENERAL MARITIME SHIP HOLDINGS LTD.


                                 By: /s/ Peter C. Georgiopoulos
                                     ------------------------------------------
                                     Name: Peter C. Georgiopoulos
                                     Title: Chairman and Chief Executive Officer


                                 [RECIPIENTS]


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 [REPEAT FOR OTHERS]



                                 AJAX LIMITED PARTNERSHIP


                                 By: /s/ Ajax Limited Partnership
                                     ------------------------------------------
                                     Name:
                                     Title:


                                 AJAX II, L.P.


                                 By: /s/ Ajax II, L.P.
                                     ------------------------------------------
                                     Name:
                                     Title:


                                 BOSS, L.P.


                                 By: /s/ Boss, L.P.
                                     ------------------------------------------
                                     Name:
                                     Title:

                                 GENERAL MARITIME I, L.P.


                                 By: /s/ General Maritime I, L.P.
                                     ------------------------------------------
                                     Name:
                                     Title:


                                 GENERAL MARITIME II, L.P.


                                 By: /s/ General Maritime II, L.P.
                                     ------------------------------------------
                                     Name:
                                     Title:


                                 HARRIET, L.P.


                                 By: /s/ Harriet, L.P.
                                     ------------------------------------------
                                     Name:
                                     Title:


                                 PACIFIC TANKSHIP, L.P.


                                 By: /s/ Pacific Tankship, L.P.
                                     ------------------------------------------
                                     Name:
                                     Title:



                                 MELLON INVESTOR SERVICES LLC


                                 By: /s/ Mellon Investor Services LLC
                                     -------------------------------------------
                                     Name:
                                     Title:

                                                                       EXHIBIT A


                                             PLAN OF RECAPITALIZATION


[TO BE ATTACHED.]

                                                                      SCHEDULE 1

                                                    RECIPIENTS

--- ---------------------------- ------------------------------------------- ------------------------------------
    RECIPIENT                    ADDRESS                                     COUNSEL
--- ---------------------------- ------------------------------------------- ------------------------------------
1.  Peter C. Georgiopoulos       c/o General Maritime Shipholdings Ltd.      Kramer Levin Naftalis & Frankel LLP
                                 35 West 56th Street                         919 Third Avenue
                                 New York, NY 10019                          New York, New York  10022
                                 Attn: Mr. Peter C. Georgiopoulos            Attn:  Thomas E. Molner, Esq.
                                 Telecopy: (212) 763-5602                    Telecopy:  (212) 715-8000

--- ---------------------------- ------------------------------------------- ------------------------------------
2.  Blystad Shipholding Inc.,    One Gorham Island                           Seward & Kissel LLP
    Liberia                      Westport, CT 06880                          One Battery Park Plaza
                                 Telecopy: (203) 341-3630                    New York, NY  10004
                                                                             Telecopy:  (212) 480-8421

--- ---------------------------- ------------------------------------------- ------------------------------------
3.  KS Stavanger Prince          c/o DET Stavanger Ske Dampskibsselskab ASA  Seward & Kissel LLP
                                 P.O. Box 40, N-4001                         One Battery Park Plaza
                                 Stavanger Norway                            New York, New York  10004
                                                                             Telecopy:  (212) 480-8421
                                                                             Confirm:  (212) 574-1200

--- ---------------------------- ------------------------------------------- ------------------------------------
4.  Genmar Alexandra, LLC        Wexford Capital LLC                         Reitler Brown, LLC
                                 411 West Putnam Avenue                      800 Third Avenue
                                 Greenwich, CT 06830                         21st Floor
                                 Attn:  Mr. Frederick Simon                  New York, NY 10022
                                 Telecopy: (203) 862-7311                    Attn:  Edward G. Reitler, Esq.
                                 and                                         Telecopy: (212) 371-5500
                                 Attn:  Mr. Arthur Amron
                                 Telecopy:  (203) 862-7312

--- ---------------------------- ------------------------------------------- ------------------------------------
5.  Genmar II, LLC               Wexford Capital LLC                         Reitler Brown, LLC
                                 411 West Putnam Avenue                      800 Third Avenue
                                 Greenwich, CT 06830                         21st Floor
                                 Attn:  Mr. Frederick Simon                  New York, NY 10022
                                 Telecopy: (203) 862-7311                    Attn:  Edward G. Reitler, Esq.
                                 and                                         Telecopy: (212) 371-5500
                                 Attn:  Mr. Arthur Amron
                                 Telecopy:  (203) 862-7312

--- ---------------------------- ------------------------------------------- ------------------------------------


                                                      -13-

--- ---------------------------- ------------------------------------------- ------------------------------------
    RECIPIENT                    ADDRESS                                     COUNSEL
--- ---------------------------- ------------------------------------------- ------------------------------------
6.  Equili Company, L.P.         Wexford Capital LLC                         Reitler Brown, LLC
                                 411 West Putnam Avenue                      800 Third Avenue
                                 Greenwich, CT 06830                         21st Floor
                                 Attn:  Mr. Frederick Simon                  New York, NY 10022
                                 Telecopy: (203) 862-7311                    Attn:  Edward G. Reitler, Esq.
                                 and                                         Telecopy: (212) 371-5500
                                 Attn:  Mr. Arthur Amron
                                 Telecopy:  (203) 862-7312

--- ---------------------------- ------------------------------------------- ------------------------------------
7.  Equili Company, LLC          Wexford Capital LLC                         Reitler Brown, LLC
                                 411 West Putnam Avenue                      800 Third Avenue
                                 Greenwich, CT 06830                         21st Floor
                                 Attn:  Mr. Frederick Simon                  New York, NY 10022
                                 Telecopy: (203) 862-7311                    Attn:  Edward G. Reitler, Esq.
                                 and                                         Telecopy: (212) 371-5500
                                 Attn:  Mr. Arthur Amron
                                 Telecopy:  (203) 862-7312

--- ---------------------------- ------------------------------------------- ------------------------------------
8.  Equili Company II, L.P.      Wexford Capital LLC                         Reitler Brown, LLC
                                 411 West Putnam Avenue                      800 Third Avenue
                                 Greenwich, CT 06830                         21st Floor
                                 Attn:  Mr. Frederick Simon                  New York, NY 10022
                                 Telecopy: (203) 862-7311                    Attn:  Edward G. Reitler, Esq.
                                 and                                         Telecopy: (212) 371-5500
                                 Attn:  Mr. Arthur Amron
                                 Telecopy:  (203) 862-7312

--- ---------------------------- ------------------------------------------- ------------------------------------
9.  Equili Company II, LLC       Wexford Capital LLC                         Reitler Brown, LLC
                                 411 West Putnam Avenue                      800 Third Avenue
                                 Greenwich, CT 06830                         21st Floor
                                 Attn:  Mr. Frederick Simon                  New York, NY 10022
                                 Telecopy: (203) 862-7311                    Attn:  Edward G. Reitler, Esq.
                                 and                                         Telecopy: (212) 371-5500
                                 Attn:  Mr. Arthur Amron
                                 Telecopy:  (203) 862-7312

--- ---------------------------- ------------------------------------------- ------------------------------------
10. Genmar Ajax Ltd.             c/o General Maritime Shipholdings Ltd.
                                 35 West 56th Street
                                 New York, NY 10019
                                 Attn: Mr. Peter C. Georgiopoulos
                                 Telecopy: (212) 763-5602

--- ---------------------------- ------------------------------------------- ------------------------------------


                                                      -14-

--- ---------------------------- ------------------------------------------- ------------------------------------
    RECIPIENT                    ADDRESS                                     COUNSEL
--- ---------------------------- ------------------------------------------- ------------------------------------
11. Belvedere Maritime           1251 Avenue of the Americas                 Danal Abrams
    Holdings, LLC                53rd Floor                                  Moore Capital Management, Inc.
                                 NY, NY 10020                                1251 Avenue of the Americas
                                 Attn:  Michael Garfinkle                    New York, NY 10020
                                 Telecopy: (212) 782-7086                    (212) 782-7563
                                                                             Telecopy:  (212) 382-9837

--- ---------------------------- ------------------------------------------- ------------------------------------
12. Alta Ajax Ltd.               c/o International Management Services Ltd.  Danal Abrams
                                 P.O. Box 61 GT                              Moore Capital Management, Inc.
                                 Grand Cayman, Cayman Islands                1251 Avenue of the Americas
                                 British West Indies                         New York, NY 10020
                                 Attn:  Martin Lang                          (212) 782-7563
                                 Telecopy:  (345) 949-8635                   Telecopy:  (212) 382-9837

                                                                             and

                                                                             Ron Resnick
                                                                             Highbridge Capital Management, LLC
                                                                             767 Fifth Avenue
                                                                             New York, New York 10153
                                                                             Telecopy: (212) 759-6010

--- ---------------------------- ------------------------------------------- ------------------------------------
13. Special Situations
    Holdings II, Ltd. -

--- ---------------------------- ------------------------------------------- ------------------------------------
14. GMC Ajax, LLC                c/o Valmora Partners, L.P.
                                 300 Crescent Court, Ste. 500                Attn:  Joe Coffman
                                 Dallas, TX 75201
                                 Attn:  James C. Crain
                                 Telecopy:  214-880-4430

--- ---------------------------- ------------------------------------------- ------------------------------------
15. GMC I (Ajax), LLC            1221 Avenue of the Americas, 40th Fl.
                                 New York, NY 10020
                                 Attn:  Bryan Martin

--- ---------------------------- ------------------------------------------- ------------------------------------
16. Alta Participants II,        c/o International Management                Ian Boxall & Co.
    Ltd.                         Services Ltd.                               P.O. Box 1234
--- ---------------------------- ------------------------------------------- ------------------------------------


                                                      -15-

--- ---------------------------- ------------------------------------------- ------------------------------------
    RECIPIENT                    ADDRESS                                     COUNSEL
--- ---------------------------- ------------------------------------------- ------------------------------------
                                 P.O. Box GT                                 Grand Cayman, Cayman Islands
                                 Grand Cayman, Cayman Islands                Attn:  James Berstrom
                                 British West Indies
                                 Attn.:  Martin Lang
                                 Telecopy:  (345) 949-8635

--- ---------------------------- ------------------------------------------- ------------------------------------
17. Maritime Associates LLC      c/o Perry Capital                           Schulte Roth & Zabel
                                 599 Lexington Ave.                          919 Third Ave.
                                 New York, NY 10022                          New York, NY 10022
                                 Telecopy:  (212) 583-4099                   Attn:  Yashe Lahiri

--- ---------------------------- ------------------------------------------- ------------------------------------
18. Stern Joint Venture, L.P.    676 N. Michigan Ave. Suite 3600
                                 Chicago, I. 60611
                                 Attn:  Alan Maran
                                 Telecopy:  (312) 787-2208

--- ---------------------------- ------------------------------------------- ------------------------------------
19. Maritime Ventures Ltd.       c/o DGM Investments Inc.
                                 4 Woodbine Ave.
                                 Greenwood Lake, NY 10925
                                 Attn:  James S. Moore
                                 Telecopy:  (845) 477-0295

--- ---------------------------- ------------------------------------------- ------------------------------------
20. Meritage Fund Ltd.           c/o Renaissance Technology Corp.
                                 425 California Ave., Suite 1400
                                 San Francisco, CA 94104

--- ---------------------------- ------------------------------------------- ------------------------------------
21. LJR Tankers, LLC             28601 Chagrin Boulevard, Suite 550          [Akerman Senterfitt & Eidson, P.A.
                                 Cleveland, Ohio 44122-4531                  1 S.E. Third Avenue
                                 Attn: Mark F. Polzin                        28th Floor
                                 Telecopy: (216) 831-2915                    Miami, FL 33131-1714
                                                                             Telecopy:  (305) 374-5095]

--- ---------------------------- ------------------------------------------- ------------------------------------
22. OCM Ajax Investments, Inc.   Oaktree Capital Management, LLC             Skadden, Arps, Slate, Meagher &
                                 333 South Grand Avenue, 28th Floor          Flom LLP
                                 Los Angeles, CA 90071                       300 South Grand Avenue
                                 Attn: Stephen A. Kaplan and B. James Ford   Los Angeles, CA 90071
                                 Telecopy: (213) 830-6395                    Attn:  Jeffrey H. Cohen
                                                                             Telecopy: (213) 687-5600

--- ---------------------------- ------------------------------------------- ------------------------------------
23. OCM Principal                Oaktree Capital Management, LLC             Skadden, Arps, Slate, Meagher &
    Opportunities Fund, L.P.     333 South Grand Avenue, 28th Floor          Flom LLP
                                 Los Angeles, CA 90071                       300 South Grand Avenue
                                 Attn: Stephen A. Kaplan and B. James Ford   Los Angeles, CA 90071
                                 Telecopy: 213-830-6395                      Attn:  Jeffrey H. Cohen
                                                                             Telecopy: (213) 687-5600
--- ---------------------------- ------------------------------------------- ------------------------------------


                                                      -16-

--- ---------------------------- ------------------------------------------- ------------------------------------
    RECIPIENT                    ADDRESS                                     COUNSEL
--- ---------------------------- ------------------------------------------- ------------------------------------
24. Ajax II LLC                  c/o General Maritime Shipholdings Ltd.
                                 35 West 56th Street
                                 New York, NY 10019
                                 Attn: Mr. Peter C. Georgiopoulos
                                 Telecopy: (212) 763-5602

--- ---------------------------- ------------------------------------------- ------------------------------------
25. Genmar Pacific Ltd.          c/o General Maritime Shipholdings Ltd.
                                 35 West 56th Street
                                 New York, NY 10019
                                 Attn: Mr. Peter C. Georgiopoulos
                                 Telecopy: (212) 763-5602

--- ---------------------------- ------------------------------------------- ------------------------------------
26. Alta Participants Ltd.       c/o International Management Services Ltd.  Danal Abrams
                                 P.O. Box 61 GT                              Moore Capital Management, Inc.
                                 Grand Cayman, Cayman Islands                1251 Avenue of the Americas
                                 British West Indies                         New York, NY 10020
                                 Attn:  Martin Lang                          (212) 782-7563
                                 Telecopy:  345-949-8635                     Telecopy:  (212) 382-9837

                                                                             and

                                                                             Ron Resnick
                                                                             Highbridge Capital Management, LLC
                                                                             767 Fifth Avenue
                                                                             New York, New York 10153
                                                                             Telecopy: (212) 759-6010
--- ---------------------------- ------------------------------------------- ------------------------------------
27. GMC I (Pacific Jupiter), LLC 1221 Avenue of the Americas, 40th Fl.
                                 New York, NY 10020
                                 Attn:  Bryan Martin

--- ---------------------------- ------------------------------------------- ------------------------------------
28. Farallon Maritime III, LLC   c/o Farallon Capital Management, L.L.C.
                                 One Maritime Plaza, Suite 1325
                                 San Francisco, CA  94111
                                 Attn:  Steve Millham

--- ---------------------------- ------------------------------------------- ------------------------------------
29. Genmar Boss Ltd.             c/o General Maritime Shipholdings Ltd.
                                 35 West 56th Street
                                 New York, NY 10019
                                 Attn: Mr. Peter C. Georgiopoulos
--- ---------------------------- ------------------------------------------- ------------------------------------


                                                      -17-

--- ---------------------------- ------------------------------------------- ------------------------------------
    RECIPIENT                    ADDRESS                                     COUNSEL
--- ---------------------------- ------------------------------------------- ------------------------------------
                                 Telecopy: (212) 763-5602

--- ---------------------------- ------------------------------------------- ------------------------------------
30. Valmora Partners, L.P.       c/o Valmora Partners, L.P.                  Valmora Partners, L.P.
                                 300 Crescent Court, Ste. 900                300 Crescent Court, Ste. 900
                                 Dallas, TX 75201                            Dallas, TX 75201
                                 Attn:  James C. Crain                       Attn:  Joe Coffman
                                 Telecopy:  214-880-4430                     Telecopy: (214) 880-4430

--- ---------------------------- ------------------------------------------- ------------------------------------
31. Alta (Boss) Ltd.             c/o International Management Services Ltd.  Danal Abrams
                                 P.O. Box 61 GT                              Moore Capital Management, Inc.
                                 Grand Cayman, Cayman Islands                1251 Avenue of the Americas
                                 British West Indies                         New York, NY 10020
                                 Attn:  Martin Lang                          (212) 782-7563
                                 Telecopy: (345)-949-8635                    Telecopy:  (212) 382-9837

                                                                             and

                                                                             Ron Resnick
                                                                             Highbridge Capital Management, LLC
                                                                             767 Fifth Avenue
                                                                             New York, New York 10153
                                                                             Telecopy: (212) 759-6010
--- ---------------------------- ------------------------------------------- ------------------------------------
32. Quadrangle Offshore          6 East 45th St. #805,
    (Cayman) LLC                 New York, NY 10067
                                 Attn:  Sheryl Miller
                                 Telecopy: (212) 883-7642

--- ---------------------------- ------------------------------------------- ------------------------------------
33. Boss Investor Ltd.           450 Park Avenue, 28th Floor
                                 New York, NY 10022
                                 Attn:  Bob Davenport
                                 Telecopy:  212-891-1541

--- ---------------------------- ------------------------------------------- ------------------------------------
34. Genmar Maritime I            c/o General Maritime Shipholdings Ltd.
    Corporation (a Delaware      35 West 56th Street
    corporation)                 New York, NY 10019
                                 Attn: Mr. Peter C. Georgiopoulos
                                 Telecopy: (212) 763-5602

--- ---------------------------- ------------------------------------------- ------------------------------------
35. Alta G.M. I Ltd.             c/o International Management Services Ltd.  Danal Abrams
                                 P.O. Box 61 GT                              Moore Capital Management, Inc.
                                 Grand Cayman, Cayman Islands                1251 Avenue of the Americas
                                 British West Indies                         New York, NY 10020
--- ---------------------------- ------------------------------------------- ------------------------------------


                                                      -18-

--- ---------------------------- ------------------------------------------- ------------------------------------
    RECIPIENT                    ADDRESS                                     COUNSEL
--- ---------------------------- ------------------------------------------- ------------------------------------
                                 Attn:  Martin Lang                          (212) 782-7563
                                 Telecopy:  (345) 949-8635                   Telecopy:  (212) 382-9837

                                                                             and

                                                                             Ron Resnick
                                                                             Highbridge Capital Management, LLC
                                                                             767 Fifth Avenue
                                                                             New York, New York 10153
                                                                             Telecopy: (212) 759-6010

--- ---------------------------- ------------------------------------------- ------------------------------------
36. GMC I (Alta), LLC            1221 Avenue of the Americas, 40th Fl.
                                 New York, NY 10020
                                 Attn:  Bryan Martin

--- ---------------------------- ------------------------------------------- ------------------------------------
37. Farallon Maritime I, LLC     c/o Farallon Capital Management, L.L.C.
                                 One Maritime Plaza, Suite 1325
                                 San Francisco, CA  94111
                                 Attn:  Steve Millham
--- ---------------------------- ------------------------------------------- ------------------------------------
38. Genmar Maritime II           c/o General Maritime Shipholdings Ltd.
    Corporation (a Delaware      35 West 56th Street
    corporation)                 New York, NY 10019
                                 Attn: Mr. Peter C. Georgiopoulos
                                 Telecopy: (212) 763-5602

--- ---------------------------- ------------------------------------------- ------------------------------------
39. GMC I (President), LLC       1221 Avenue of the Americas, 40th Fl.
                                 New York, NY 10020
                                 Attn:  Bryan Martin

--- ---------------------------- ------------------------------------------- ------------------------------------
40. Credit Suisse First Boston   11 Madison Avenue, 4th Floor
    Management Corporation       New York, NY 10010

--- ---------------------------- ------------------------------------------- ------------------------------------
41. Nord Participants Ltd.       c/o International Management Services Ltd.  Danal Abrams
                                 P.O. Box 61 GT                              Moore Capital Management, Inc.
                                 Grand Cayman, Cayman Islands                1251 Avenue of the Americas
                                 British West Indies                         New York, NY 10020
                                 Attn:  Martin Lang                          (212) 782-7563
                                 Telecopy:  (345) 949-8635                   Telecopy:  (212) 382-9837

                                                                             and
--- ---------------------------- ------------------------------------------- ------------------------------------


                                                      -19-

--- ---------------------------- ------------------------------------------- ------------------------------------
    RECIPIENT                    ADDRESS                                     COUNSEL
--- ---------------------------- ------------------------------------------- ------------------------------------
                                                                             and

                                                                             Ron Resnick
                                                                             Highbridge Capital Management, LLC
                                                                             767 Fifth Avenue
                                                                             New York, New York 10153
                                                                             Telecopy: (212) 759-6010

--- ---------------------------- ------------------------------------------- ------------------------------------
42. General Maritime III         c/o General Maritime Shipholdings Ltd.
    Corporation                  35 West 56th Street
                                 New York, NY 10019
                                 Attn: Mr. Peter C. Georgiopoulos
                                 Telecopy: (212) 763-5602

--- ---------------------------- ------------------------------------------- ------------------------------------
43. Alta Harriet Ltd.            c/o International Management Services Ltd.  Danal Abrams
                                 P.O. Box 61 GT                              Moore Capital Management, Inc.
                                 Grand Cayman, Cayman Islands                1251 Avenue of the Americas
                                 British West Indies                         New York, NY 10020
                                 Attn:  Martin Lang                          (212) 782-7563
                                 Telecopy:  (345) 949-8635                   Telecopy:  (212) 382-9837

                                                                             and

                                                                             Ron Resnick
                                                                             Highbridge Capital Management, LLC
                                                                             767 Fifth Avenue
                                                                             New York, New York 10153
                                                                             Telecopy: (212) 759-6010

--- ---------------------------- ------------------------------------------- ------------------------------------
44. GMC I (Nausicaa), LLC        1221 Avenue of the Americas, 40th Fl.
                                 New York, NY 10020
                                 Attn:  Bryan Martin

--- ---------------------------- ------------------------------------------- ------------------------------------
45. Farallon Maritime II, LLC    c/o Farallon Capital Management, L.L.C.
                                 One Maritime Plaza, Suite 1325
                                 San Francisco, CA  94111
                                 Attn:  Steve Millham
--- ---------------------------- ------------------------------------------- ------------------------------------

                                                                      SCHEDULE 2

                                  PARTNERSHIPS

Each of the following partnerships was formed under the laws of the Cayman
Islands:

Ajax Limited Partnership
Ajax II L.P.
Boss, L.P.
General Maritime I, L.P.
General Maritime II, L.P.
Harriet, L.P.
Pacific Tankship, L.P.

                                                                      SCHEDULE 3

                       INITIAL ALLOCATION OF ESCROW SHARES

[TO BE PROVIDED.]

                                                                      SCHEDULE 4

                          GENMAR AUTHORIZED SIGNATORIES

OFFICE/TITLE                        NAME                               SPECIMEN SIGNATURE
------------                        ----                               ------------------
Chairman and Chief                  Peter C. Georgiopoulos
Executive Officer

President and Chief                 John P. Tavlarios
Operating Officer

Vice President, Chief               John C. Georgiopoulos
Administrative Officer,
and Treasurer


                                                                      SCHEDULE 5

                        FEES AND EXPENSES OF ESCROW AGENT

                  The Escrow Agent shall be entitled to an initial fee of $5,000, payable upon the execution hereof. In addition, the Escrow Agent shall be entitled to a fee of $50 per each disbursement of shares, cash, or other property to any recipient thereof under this Agreement.

                  In addition to the above referenced fees, the Escrow Agent is entitled to reimbursement for any reasonable attorney fees, disbursements or other out-of-pocket expenses it may incur in carrying out its duties as Escrow Agent hereunder, including reasonable fees for defending itself in any action it may become involved in arising out of this Agreement.